                                                                    Exhibit 10.1


                                THIRD AMENDMENT
                         TO SECOND AMENDED AND RESTATED
                       MULTICURRENCY REVOLVING CREDIT AND
                              TERM LOAN AGREEMENT

     Third Amendment, dated as of March_22, 1999 (the "Effective Date"), to Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement (this "Amendment"), by and among (a) SAMSONITE CORPORATION, a Delaware corporation (the "Company"), (b) SAMSONITE EUROPE N.V., a corporation organized under the laws of Belgium ("Samsonite Europe") and (c) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, BANKBOSTON, N.A. and the other lending institutions from time to time listed on Schedule_1 to the Credit Agreement (as
                                         ----------
hereinafter defined) (collectively, the "Lenders"), amending certain provisions of the Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement dated as of June_24, 1998, as amended by the First Amendment thereto, dated as of October_1, 1998, and the Second Amendment and Waiver thereto, dated as of January_29, 1999, and as the same may be further amended, modified, supplemented, and in effect from time to time (the "Credit Agreement"), by and among the Company, Samsonite Europe, the Lenders, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent for the Agents and the Lenders (the "Administrative Agent"), BANKBOSTON, N.A., as syndication agent for the Agents and the Lenders (the "Syndication Agent"), GENERALE BANK N.V., as foreign agent for the Agents and the Lenders (the "Foreign Agent"), and as fronting bank (the "Fronting Bank"), CANADIAN IMPERIAL BANK OF COMMERCE, as documentation agent for the Agents and the Lenders (the "Documentation Agent"), and the other parties thereto. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrowers and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1.     Amendments to the Credit Agreement.__Subject to the satisfaction
               ---------- -- --- ------ ---------
of the applicable conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

     (S)1.1.   Applicable Margin.__(a) Effective as of the Effective Date, the
               -----------------
table contained in the definition of Applicable Margin in Section 1.1 of the Credit Agreement is hereby amended by substituting the following replacement table for the existing table:

---------------------------------------------------------------------------------------------------------------------
                                Eurodollar
                               Rate Loans                      Documentary
                               (other than                     Letter of
                              the Domestic                     Credit Fee
                               Term Loan),      Eurodollar      Rate and
                              Multicurrency        Rate         Foreign         Base Rate      Base Rate
                                Loans, and     Loans that     Documentary        Loans        Loans that
                              Multicurrency      are the       Letter of      (other than       are the
  Pricing     Leverage          Swing Line      Domestic       Credit Fee       Domestic       Domestic    Commitment
   Tier        Ratio              Loans           Term            Rate            Term           Term       Fee Rate
                                                  Loan                           Loan)           Loan
---------------------------------------------------------------------------------------------------------------------
Tier 5        Greater              3.25%          3.75%           2.25%           2.25%          2.75%        0.625%
              than or
             equal to
             6.50:1.00
---------------------------------------------------------------------------------------------------------------------
Tier 4       Less than             3.00%          3.50%           2.00%           2.00%          2.50%        0.625%
             6.50:1.00,
               but
             greater
             than or
             equal to
             5.50:1.00
---------------------------------------------------------------------------------------------------------------------
Tier 3       Less than             2.50%          3.00%           1.80%           1.50%          2.00%        0.500%
             5.50:1.00,
               but
             greater
             than or
             equal to
             4.50:1.00
---------------------------------------------------------------------------------------------------------------------
Tier 2       Less than             2.00%          2.50%           1.50%           1.00%          1.50%        0.500%
             4.50:1.00,
               but
             greater
             than or
             equal to
             3.50:1.00
---------------------------------------------------------------------------------------------------------------------
Tier 1       Less than             1.50%          2.00%           1.00%           0.50%          1.00%        0.500%
             3.50:1.00
---------------------------------------------------------------------------------------------------------------------

     (b) Paragraph (a) of the definition of Applicable Margin is hereby amended by substituting the phrase "the highest pricing tier" for the phrase "Tier 7" in such paragraph (a) of such definition.

     (c) Paragraph (c) of the definition of Applicable Margin is hereby amended by substituting the phrase "the highest pricing tier" for the phrase "Tier 7" in such paragraph (c) of such definition.

     (S)1.2.   Subordinated Note Purchases.__The definition of Subordinated Note
               ---------------------------
Purchases (as added by the First Amendment to the Credit Agreement) is hereby amended by inserting into clause (a) thereof, immediately after the word "consideration" the phrase "(excluding consideration consisting of common stock of the Company or rights to acquire such stock)" and immediately after the word "purchases", the phrase "and for Preferred Stock Purchases, taken together, in each case" in such clause (a) of such definition, and by inserting into clause
(c) thereof, immediately after the word "consideration" the phrase "(excluding consideration consisting of common stock of the Company or rights to acquire such stock)".

     (S)1.3.   Preferred Stock Purchases.__The following new definitions are
               -------------------------
hereby added to Section 1.1 of the Credit Agreement, in the appropriate respective locations in the alphabetical sequence:

               "Preferred Stock Purchases. The purchase by the Company of shares
                -------------------------
     of 1998 Preferred Stock from the holders thereof, provided that (a) the
                                                       -------------
     total cumulative amount of the consideration (excluding consideration consisting of common stock of the Company or rights to acquire such stock) paid for all such purchases and for Subordinated Note Purchases, taken together, in each case from after the Closing Date does not exceed, in the aggregate, the sum of the Available Net Equity Issuance Proceeds, as determined for each Specified Equity Issuance, on a cumulative basis, (b) the shares of 1998 Preferred Stock so purchased are promptly cancelled by the Company, (c) no Default or Event of Default exists and none would exist after giving effect thereto, and (d) such purchases are in each case permitted by the 1998 Preferred Stock Documents and Subordinated Debt Documents."

               "Securities Purchases. Collectively, Subordinated Note Purchases
                --------------------
     and Preferred Stock Purchases."

     (S)1.4.   Certain EBITDA Calculations.__The third paragraph of the
               ---------------------------
definition of EBITDA (as added by the First Amendment to the Credit Agreement) is hereby amended by inserting the phrase "and also as utilized in the determination of compliance with (S)11.5 and (S)11.6 hereof," immediately after the phrase "(S)11.1.1 and (S)11.2.1 hereof," in the fourth line of such third paragraph. Such third paragraph is further amended by inserting the words "and related legal fees" after the word "liabilities" in the eighth line thereof, replacing the word "certain" in such eighth line with the word "the", deleting the phrase "class action" in the ninth line thereof, replacing the phrase "and the related legal fees, net of and after giving effect to all applicable insurance coverage" beginning in the ninth line thereof with the phrase ", its officers, directors and certain of its security holders as referred to in the last five paragraphs of Schedule 8.7", and by inserting the following phrase
                        ------------
immediately after the word "payments" in the fourteenth line thereof: "(other than any such cash payments made from Net Equity Issuance Proceeds)". The following new text is hereby added to such third paragraph, at the end thereof:

     "Solely for the purpose of the calculation of EBITDA as utilized in the determination of the Senior Leverage Ratio and the Interest Coverage Ratio, and as utilized in the determination of compliance with (S)11.1.1 and
     (S)11.2.1 hereof, and also as utilized in the determination of compliance with (S)11.5 and (S)11.6 hereof, the determination of EBITDA for any relevant fiscal period shall, without duplication, be made without regard to (a) applicable restructuring charges (and onetime charges or costs associated with the relevant restructuring giving rise to the restructuring charges) relating to Italian operations, of not more than $1,000,000 in the aggregate that may be incurred during the fiscal year ending January_31, 2000, (b) applicable noncash charges incurred during the fiscal year ending January_31, 2000 and the fiscal year ending January_31, 2001 relating to the writedown of inventory, of not more than $5,000,000 in the aggregate,
     (c) applicable restructuring charges (and onetime charges or costs associated with the relevant restructuring giving rise to the restructuring charges) relating to U.S. Wholesale operations, that may be incurred during the fiscal year ending January 31, 2000, provided that any amounts of such
                                              -------------
     applicable U.S. Wholesale restructuring charges to be so excluded under this clause which consists of cash charges shall not exceed $1,750,000 in the aggregate, and (d) the costs and expenses of the consultant/advisor referred to in (S)9.26 hereof."

     (S)1.5.   Certain Interest Expense Calculations.__The definition of
               -------------------------------------
Consolidated Total Interest Expense contained in Section 1.1 of the Credit Agreement is hereby amended by adding the following new text at the end of such definition:

     "The calculation of Consolidated Total Interest Expense shall exclude the "amendment fees" provided for in the Third Amendment to this Credit Agreement."

     (S)1.6.   Revolving Credit Facility.__(a) Section 2.4 of the Credit
               -------------------------
Agreement is hereby amended by adding the following new subsection 2.4.3 at the end of Section 2.4:

               "2.4.3. Required Reduction of Total Revolving Commitment.__In the
                       ------------------------------------------------
     event that, as of December 31, 1999, there shall not have occurred Specified Equity Issuances generating a total of at least $37,500,000 of Net Equity Issuance Proceeds (as determined on a cumulative, aggregate basis, and, for this purpose only, disregarding transaction expenses that would otherwise be deducted in computing Net Equity Issuance Proceeds), then on such date the Total Revolving Commitment shall be automatically and permanently reduced by the Pro Rata Reduction Percentage (as determined for the Total Revolving Commitment) of the amount of $10,000,000, whereupon the Revolving Commitments of the Lenders shall be reduced pro rata in
                                                           --------
     accordance with their respective Revolving Commitment Percentages of the applicable amount of such required reduction."

     (b) Section 4.4 of the Credit Agreement is hereby amended by adding the following new subsection 4.4.3 at the end of Section 4.4:

               "4.4.3. Required Reduction of Total Revolving Multicurrency
                       ---------------------------------------------------
     Commitment.__In the event that, as of December 31, 1999, there shall not
     ----------
     have occurred Specified Equity Issuances generating a total of at least $37,500,000 of Net Equity Issuance Proceeds (as determined on a cumulative, aggregate basis and, for this purpose only, disregarding transaction expenses that would otherwise be deducted in computing Net Equity Issuance Proceeds), then on such date the Total Revolving Multicurrency Commitment shall be automatically and permanently reduced by the Pro Rata Reduction Percentage (as determined for the Total Revolving Multicurrency Commitment) of the amount of $10,000,000, whereupon the Revolving Multicurrency Commitments of the Lenders shall be reduced pro rata in accordance with
                                                 --------
     their respective Revolving Multicurrency Commitment Percentages of the applicable amount of such required reduction."

     (S)1.7.   Investments in Securities Purchases.__Clause (y) of Section 10.3
               -----------------------------------
of the Credit Agreement is hereby amended by substituting the phrase "Securities Purchases" for the phrase "Subordinated Note Purchases" (which phrase was added thereto by the First Amendment to the Credit Agreement).

     (S)1.8.   Distributions.__(a) Section 10.4 of the Credit Agreement is
               -------------
hereby amended by deleting the word "and" from the end of clause (f) thereof and adding the following new clause (h) immediately after clause (g) thereof, before the period at the end of the first paragraph of Section 10.4:

     ", and (h) Preferred Stock Purchases by the Company (as provided in the definition of such term)"

     (b)  The phrase "clauses (f) and (g)" appearing in the second paragraph of
Section 10.4 is hereby deleted and replaced by the phrase "clauses (f), (g) and
(h)" which shall be inserted in place of such deleted phrase.


     (S)1.9.   Regarding Preferred Stock.__Section 10.22 of the Credit Agreement
               -------------------------
is hereby amended by deleting the word "The" from the beginning of the text of
Section 10.22 and inserting in its place the phrase "Except for Preferred Stock Purchases made pursuant to the provisions of (S)10.4(h) hereof, the" at the beginning of the text of Section 10.22. Section 14.1(j) of the Credit Agreement is hereby amended by inserting the phrase "and other Securities Purchases otherwise expressly permitted pursuant to the provisions" immediately before the word "hereof" in line 7 of Section 14.1(j).

     (S)1.10.      Restriction on Investments.__Section 10.3(h) of the Credit
                   --------------------------
Agreement is hereby amended by substituting the figure "$3,500,000" for the figure "$5,000,000" where such figure appears in the text added to Section 10.3(h) of the Credit Agreement by the First Amendment thereto.

     (S)1.11.      Cash Holding Limitation.__Section 11.4 of the Credit
                   -----------------------
Agreement (as added by the First Amendment thereto) is hereby amended by deleting the phrase "$50,000,000" and inserting the phrase "the Applicable Cash Holding Amount" in place of the deleted language. The following additional text is hereby added at the end of Section 11.4:

  "The Applicable Cash Holding Amount shall be determined as follows: (a) until such time as the Company shall have fully resolved the outstanding residual claim relating to the obligation to pay or otherwise fund any interest on overdue interest accruing prior to the Reorganization relating to certain preReorganization debt securities of EII Holdings (the "Resolution of the InterestonInterest Claim"), the Applicable Cash Holding Amount shall be $50,000,000; or (b) at all times from and after the time of the Resolution of the InterestonInterest Claim, the Applicable Cash Holding Amount shall be $40,000,000. The Company shall notify the Administrative Agent immediately in writing, in reasonable detail, of the Resolution of the InterestonInterest Claim and the amount and terms thereof, upon the occurrence thereof."

     (S)1.12.  Reporting Requirements.__Section 9.4 of the Credit Agreement
               ----------------------
is hereby amended by substituting a semicolon for the period at the end of paragraph (l) thereof (as added by the First Amendment to the Credit Agreement) and adding the following additional provisions to Section 9.4 after paragraph
(l) thereof:

               "(m) as soon as practicable, but in any event not later than thirty (30) days (or forty-five (45) days in the case of clause (i) below) after the end of each month of each fiscal year of the Company (except for months contained in any fiscal quarter immediately following a fiscal quarter at the end of which the Leverage Ratio was less than 5.00 to 1.00) the following, each in reasonable detail: (i) a consolidated cash flow forecast for the following three (3) months, on a monthbymonth basis; (ii) a breakdown of U.S. Wholesale sales by product line and distribution channel for the month then ended; (iii) a summary aging report of accounts receivable of the U.S. Wholesale Business; (iv) a progress report on the workthrough of discontinued and obsolete inventory of the U.S. Wholesale Business; and (v) a copy of the monthly internal management letter and report, to include (without limitation) a discussion of the financial results of the month then ended and a comparison to the Company's prior forecast and plan with respect to such month then ended."

     (S)1.13.      Disposition of Assets.__Section 10.5.2(c)(v) of the Credit
                   ---------------------
Agreement is hereby amended by deleting the phrase "$10,000,000" and inserting in its place the phrase "the Applicable Retention Amount". The following new text shall be added to Section 10.5.2(c)(v) immediately after the semicolon at the end thereof:

     "the Applicable Retention Amount referred to above shall be (I) $5,000,000 (exclusive of Net Asset Sale Proceeds from Asset Sales of the Canadian molding business) plus the Net Asset Sale Proceeds from such Asset Sales of
                       ----
     the Canadian molding business (but such resulting sum shall not be greater than a total of $10,000,000, in any event), at all times through the end of the second of two consecutive fiscal quarters at the end of both of which
                                                                 -------------
     fiscal quarters the Leverage Ratio was less than 5.00 to 1.00, and (II) at all times thereafter, $10,000,000;"

     (S)1.14.      Capital Expenditures.__Section 11.3 of the Credit Agreement
                   --------------------
is hereby amended by substituting the figure "$30,000,000" for the figure "$35,000,000" in each location where such figure appears in Section 11.3, and by adding the following additional text to Section 11.3 at the end thereof:

     "Notwithstanding the foregoing, however, the Capital Expenditures of the Borrowers and all NonExcluded Subsidiaries in the aggregate for any fiscal year shall not in any event exceed $25,000,000 (with no increase in such
                    ------------
     maximum amount from the carryover of Unspent Amounts) unless and until there shall have also occurred (on or prior to the end of such fiscal year) the completion of two consecutive fiscal quarters (whether or not either or both were contained in such fiscal year) at the end of both of which fiscal
                                                            -------------
     quarters the Leverage Ratio was less than 5.00 to 1.00 (after which completion, such $25,000,000 limitation shall no longer apply)."

     (S)1.15. Certain Consultant Arrangements and Examinations.  Section
              ------------------------------------------------
9.26 of the Credit Agreement is hereby amended by adding the following text at the end thereof (after the text added thereto by the First Amendment to the Credit Agreement):

              "Upon the periodic request of any of the Agents made from time to time, at reasonable intervals as determined by the Agents, the Company shall cause (or permit) to be carried out such further examinations of accounts receivable and inventory as shall be so requested, with the examinations to be done by examiners chosen by the Agents. The Company shall provide the examiners with access to the relevant information and otherwise cooperate with such examinations, and shall pay the reasonable costs and expenses of such examinations.

              The Company shall keep the Agents informed on a timely basis and in reasonable detail with respect to the status and results of the implementation of the Company's proposed restructuring of its U.S. Wholesale Business. Upon the request of any of the Agents (based upon such information as is provided to the Agents pursuant to the foregoing status reports and such other factors, events, circumstances, and data as they reasonably deem relevant) made to the Company at any time during the sixmonth period commencing on August_31, 1999, the Company shall be required, on a prompt and expeditious basis (and in any event within thirty
     (30) days after such request by any of the Agents), to select (subject to approval by the Agents) and engage a consulting firm and/or other appropriate advisor(s) to evaluate, and to make recommendations for improving, the sales, marketing, and financial performance of the Company's U.S. Wholesale Business. Such applicable selected consultant/advisor will be retained by, and work directly with, the Company; and the Company shall cause such applicable consultant/advisor (A) to be available to the Agents for periodic status reports from time to time, (B) to keep the Agents informed on a timely basis and in reasonable detail with respect to such evaluation, and (C) to prepare a report summarizing the findings of such evaluation and any relevant recommendations, with such report to be completed and delivered to the Company, the Agents, and the Lenders within ninety (90) days after the engagement of the consultant/advisor (and, in any event, not later than one hundred twenty (120) days after such request by any of the Agents is initially made to the Company). The Company shall provide the consultant/advisor with access to the relevant information and otherwise cooperate with such evaluation, and shall pay the reasonable costs and expenses thereof."

     (S)1.16.      Regarding Acquisitions.__Section 10.5.1 of the Credit
                   ----------------------
Agreement is hereby amended by adding the following text at the end of Section 10.5.1:

     "Notwithstanding the foregoing, unless and until there shall have previously occurred the completion of two consecutive fiscal quarters at the end of both of which fiscal quarters the Leverage Ratio was less than
                -------------
     5.00 to 1.00, no acquisition otherwise permitted under either (S)10.5.1(c) or (S)10.5.1(f) which involves any cash Investments or other monetary purchase consideration (including for this purpose, without limitation, cash purchase price payments, deferred cash purchase price obligations, any applicable Indebtedness to be acquired or assumed from the business proposed to be acquired, and any applicable Indebtedness of any Person to be acquired as an entity (all of the foregoing several categories of applicable Indebtedness being referred to as "Acquired Indebtedness")) shall be permitted to be carried out, provided, however, the foregoing
                                           --------
     prohibition shall not apply if the Leverage Ratio at the most recent fiscal quarter end date immediately preceding the proposed transaction would have been less than 5.00 to 1.00, on a pro forma basis, had such proposed
                                       ---------
     transaction been completed as of such fiscal quarter end date; and provided, further, however, if the foregoing prohibition would otherwise
     --------  -------  -------
     apply to a proposed acquisition solely by reason of the fact that such acquisition would involve Acquired Indebtedness, then (notwithstanding the foregoing) such prohibition shall not apply to such acquisition so long as the aggregate amount of Acquired Indebtedness with respect to all such excluded acquisitions shall not exceed $2,000,000 in the aggregate at any one time outstanding. Further, notwithstanding the provisions of (S)10.1 hereof, any and all Indebtedness (other than Acquired Indebtedness) incurred or proposed to be incurred in connection with, or for the purpose of, any acquisition effected under (S)10.5.1(c) or
     (S)10.5.1(f) (whether such Indebtedness is incurred pursuant to (S)10.1(k),
     (S)10.1(l), or otherwise) in circumstances where there shall not have previously occurred the completion of two consecutive fiscal quarters at the end of both of which fiscal quarters the Leverage Ratio was less than
                -------------
     5.00 to 1.00, must be subordinated to the Obligations in a manner no less favorable to the Lenders than the subordination provisions set forth in the Subordinated Indenture, and in such case the terms and conditions of all such Indebtedness shall be subject to the prior written approval of the Agents with respect thereto; provided that the requirements of this
                                  --------
     sentence shall not apply in the case of an acquisition effected pursuant to the first proviso clause of the immediately preceding sentence."
               -------

     (S)1.17.      Certain Adjustments.__Notwithstanding any provisions of the
                   -------------------
First Amendment to the Credit Agreement with respect thereto, no EBITDA Credit shall be available or applicable for any purposes under the Credit Agreement.

     (S)1.18.      Senior Leverage Ratio Definition.__The definition of Senior
                   --------------------------------
Leverage Ratio in Section 1.1 of the Credit Agreement is hereby amended by inserting the following new phrase into clause (b) of such definition, immediately before the period at the end of such definition:

   "(or, if such date of determination is not a fiscal quarter, for the Reference Period then most recently ended)"

     (S)1.19.      Senior Leverage Ratio Covenant in (S)11.1.1.__Sections
                   -------------------------------------------
11.1.1(c) and (d) of the Credit Agreement are hereby deleted and replaced by the following Sections 11.1.1(c), (d), and (e):

             "(c) As of February_1, 1999, and at all times thereafter through April 30, 1999, the Borrowers will not permit the ratio of (i) Total Funded Indebtedness of the Company and its NonExcluded Subsidiaries outstanding on the date of determination minus Subordinated Debt outstanding on the date of determination to (ii) EBITDA of the Company and its NonExcluded Subsidiaries for the period of two (2) consecutive fiscal quarters ending on January_31, 1999, treated as a single accounting period, multiplied by
                                                                 -------------
     two (2), to be greater than 2.95:1.00.

             (d) As of May_1, 1999, and at all times thereafter through July_31, 1999, the Borrowers will not permit the ratio of (i) Total Funded Indebtedness of the Company and its NonExcluded Subsidiaries outstanding on the date of determination minus Subordinated Debt outstanding on the date
                               -----
     of determination to (ii) EBITDA of the Company and its NonExcluded Subsidiaries for the period of three (3) consecutive fiscal quarters ending on April_30, 1999, treated as a single accounting period, multiplied by a
                                                               -------------
     fraction whose numerator is four (4) and whose denominator is three (3), to be greater than 2.85:1.00.

                  (e) As of August_1, 1999, and at all times thereafter through October_31, 1999, the Borrowers will not permit the ratio of (i) Total Funded Indebtedness of the Company and its NonExcluded Subsidiaries outstanding on the date of determination minus Subordinated Debt
                                              -----
     outstanding on the date of determination to (ii) EBITDA of the Company and its NonExcluded Subsidiaries for the period of four (4) consecutive fiscal quarters ending on July_31, 1999, treated as a single accounting period, to be greater than 2.85:1.00."

     (S)1.20.     Senior Leverage Ratio Covenant in (S)11.1.2.__The text of
Section 11.1.2 of the Credit Agreement is hereby amended to read as follows:
     "The Borrowers will not permit the Senior Leverage Ratio as determined on any date of determination during any period of time described in the table below to be greater than the ratio set forth below in such table opposite the period of time containing such date of determination:

              Time Period in Which Date of           Maximum Ratio
                   Determination Occurs                Permitted
                   --------------------                ---------
           November_1, 1999 January 31, 2000          2.60 to 1.00
           February_1, 2000 and thereafter            2.50 to 1.00"

     (S)1.21.       Interest Coverage Ratio Covenant in (S)11.2.1.__Section
                    ---------------------------------------------
11.2.1(c) of the Credit Agreement is hereby amended by deleting the phrase "1.55:1.00" and replacing it with "1.20:1.00". Section 11.2.1(d) of the Credit Agreement is hereby amended by deleting the phrase "1.55:1.00" and replacing it with "1.20:1.00". The following new paragraph (e) is hereby added to Section
11.2.1 immediately after paragraph (d) thereof:

                "(e) For purposes of this (S)11.2.1, computations of Consolidated Total Interest Expense shall be made as provided in the definition of such term and in the applicable provisions of the definition of Interest Coverage Ratio relating to the computation of Consolidated Total Interest Expense hereunder."

     (S)1.22.       Interest Coverage Ratio Covenant in (S)11.2.2.__(a) The
                    ---------------------------------------------
definition of Interest Coverage Ratio in Section 1.1 of the Credit Agreement is hereby amended by inserting the following phrase at the end of clause (ii) of the final sentence of such definition, immediately before the period at the end of such definition:

  "(other than Distributions consisting of Preferred Stock Purchases made pursuant to the provisions of (S)10.4(h) hereof)"

     (b) Section 11.2.2 of the Credit Agreement is hereby amended by deleting the table from Section 11.2.2 and replacing it with the following amended table:

               "Period                           Minimum Ratio
               --------                          -------------
        October 31, 1999  January 30, 2000          1.10:1.00
        January 31, 2000  April 29, 2000            1.25:1.00
        April 30, 2000  July 30, 2000               1.35:1.00
        July 31, 2000  October 30, 2000             1.40:1.00
        October 31, 2000  January 30, 2001          1.50:1.00
        January 31, 2001  April 29, 2001            1.60:1.00
        April 30, 2001 and thereafter               2.50:1.00"

     (S)1.23.       Consolidated EBITDA.__Section 11 of the Credit Agreement is
                    -------------------
hereby amended by adding the following new Section 11.5 after Section 11.4 thereof (as added by the First Amendment to the Credit Agreement):

             "11.5. Consolidated YeartoDate Cumulative EBITDA.__As of any fiscal quarter end date set forth in the table below, EBITDA determined on a consolidated, cumulative basis for the portion of the then applicable fiscal year (containing such fiscal quarter) then elapsed (from the beginning of such fiscal year through such fiscal quarter end date), treated as a single accounting period, shall not be less than the figure set forth in the table below opposite such fiscal quarter end date:

                                             Minimum Cumulative
            Fiscal Quarter End Date          Consolidated EBITDA
           --------------------------        -------------------
           April 30, 1999                       $ 12,000,000
           July 31, 1999                        $ 26,000,000
           October 31, 1999                     $ 47,000,000
           January 31, 2000                     $ 70,000,000
           April 30, 2000                       $ 15,000,000
           July 31, 2000                        $ 12,000,000
           October 31, 2000                     $ 57,000,000
           January 31, 2001                     $ 83,000,000"

     (S)1.24. U.S. Wholesale Business EBITDA.__(a) The following new definitions
              ------------------------------
are hereby added to Section 1.1 of the Credit Agreement, in the appropriate respective locations in the alphabetical sequence:

     "U.S. Wholesale Business.  The Company's U.S. Wholesale business as
      -----------------------
identified in the books and records of the Company consistent with past accounting practices and policies."

     "U.S. Wholesale Business EBITDA.  For any fiscal period, EBITDA as
      ------------------------------
determined for this purpose for such period with respect only to the Company's U.S. Wholesale Business, taken separately without regard to (and excluding) any other portion of the consolidated business of the Company and its NonExcluded Subsidiaries, calculated in accordance with generally accepted accounting principles and in accordance with the Company's past accounting policies and practices for making calculations of the U.S. Wholesale Business EBITDA (as such existing accounting policies and practices for making such calculations are in effect on the effective date of the Third Amendment to this Credit Agreement and as previously described to the Agents by the Company prior to such effective date)."

     (b) Section 11 of the Credit Agreement is hereby amended by adding the following new Section 11.6 after Section 11.5 thereof (as added by this Amendment):

     "11.6.  U.S. Wholesale Business YeartoDate Cumulative EBITDA.__As of any
             ----------------------------------------------------
fiscal quarter end date set forth in the table below, the U.S. Wholesale Business EBITDA determined on a cumulative basis for the portion of the then applicable fiscal year (containing such fiscal quarter) then elapsed (from the beginning of such fiscal year through such fiscal quarter end date), treated as a single accounting period, shall not be less than the figure set forth in the table below opposite such fiscal quarter end date (with any applicable figures set forth in parentheses in such table representing negative numbers):

                                               Minimum Cumulative U.S.
         Fiscal Quarter End Date              Wholesale Business EBITDA
        --------------------------            -------------------------
        April 30, 1999                               ($1,780,000)
        July 31, 1999                                ($5,200,000)
        October 31, 1999                             ($4,150,000)
        January 31, 2000                             ($3,940,000)
        April 30, 2000                               ($330,000)
        July 31, 2000                                ($2,400,000)
        October 31, 2000                             $130,000
        January 31, 2001                             $1,765,000"

     (S)1.25.       Certain Definitions.__(a) The definition of Pro Rata
                    -------------------
Reduction Percentage in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase "in (S)3.3.3", from the first line thereof and inserting in its place the phrase "in this Credit Agreement" in such first line of such definition.

     (b) The definition of Total Revolving Multicurrency Commitment in Section
1.1 of the Credit Agreement is hereby amended by deleting the phrase "to
(S)4.4.3" from the third line thereof and inserting in its place the phrase "to
(S)4.4.2" in such third line of such definition.

     (S)1.26.       Litigation Schedule.__The text of Schedule_8.7 to the Credit
                    -------------------               ------------
Agreement is hereby amended by adding thereto the additional paragraphs of text set forth on Schedule_8.7A attached to this Amendment.
             -------------

     (S)1.27.       Change in Circumstances.__(a) Section 8.4.2 of the Credit
                    -----------------------
Agreement is hereby amended by deleting the second sentence from such Section 8.4.2.

     (b) Section 8.5 of the Credit Agreement is hereby amended by adding the following phrase at the end of the first sentence immediately before the period:

  "and except for such matters as have in each case been disclosed in writing by the Company to the Lenders and the Agents prior to the effective date of the Third Amendment to this Credit Agreement"

     (S)2.     Certain Amendments Relating to Proceeds of Equity
               -------------------------------------------------
Issuances.__Subject to the satisfaction of the applicable conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby further amended as follows:

     (S)2.1.   Certain Definitions.__(a) The definition of Required Prepayment
               ------- -----------
Amount of Net Equity Issuance Proceeds is hereby amended to read as follows:
               "Required Prepayment Amount of Net Equity Issuance Proceeds. With
                ----------------------------------------------------------
     respect to Specified Equity Issuances, means (a) as applied to the first $75,000,000 of the Net Equity Issuance Proceeds of such Specified Equity Issuances, a portion thereof equal to the lesser of (i) 40% of such first $75,000,000 of Net Equity Issuance Proceeds of Specified Equity Issuances and (ii) the amount (if any) of such first $75,000,000 of Net Equity Issuance Proceeds of Specified Equity Issuances remaining after reducing such first $75,000,000 of Net Equity Issuance Proceeds by the applicable amount of such first $75,000,000 of Net Equity Issuance Proceeds actually used within ninety (90) days following the time of receipt thereof to resolve Specified Litigation Obligations; provided, however, that the
                                               --------  -------
     temporary reservation by the Company of amounts of such Net Equity Issuance Proceeds for application to the resolution of Specified Litigation Obligations during such ninety (90) day period following receipt thereof shall be permissible for purposes of this clause (ii) but only for so long
                                                           --------
     as the Company reasonably believes that such a resolution actually will occur in such period and only to the extent of the amounts thereof the Company reasonably believes will actually be so utilized for such resolution in such period, it being understood that, in any event, any such amounts so reserved but not actually so utilized during such period or no longer eligible to be so reserved shall then (after such period, or, if earlier, such earlier time as such amounts are not eligible to be so reserved) be deemed to constitute Net Equity Issuance Proceeds of Specified Equity Issuances remaining on hand under this clause (ii); and (b) as applied to the Net Equity Issuance Proceeds of Specified Equity Issuances in excess of the first $75,000,000 thereof, 50% thereof."

  (b) The following new definition is hereby added to Section 1.1 of the Credit Agreement, in the appropriate location in the alphabetical sequence:

        "Specified Litigation Obligations. See the definition of such term as it
         --------------------------------
       appears in the definition of EBITDA contained herein."

  (c) The definition of Available Net Equity Issuance Proceeds is hereby amended to read as follows:

       "Available Net Equity Issuance Proceeds. With respect to Specified Equity
        --------------------------------------
      Issuances, means (a) as applied to the first $75,000,000 of Net Equity Issuance Proceeds of Specified Equity Issuances, the portion (if any) thereof which neither constitutes Required Prepayment Amounts of Net Equity Issuance Proceeds under clause (a) of the definition of such term nor is used to resolve Specified Litigation Obligations; and (b) as applied to the Net Equity Issuance Proceeds of Specified Equity Issuances in excess of the first $75,000,000 thereof, 50% thereof."

  (d) The definition of Net Equity Issuance Proceeds is hereby amended by adding the following phrase at the end of such definition, immediately before the period:

      "; provided that insurance proceeds which represent a reimbursement to the
        --------
      Company of amounts previously paid by the Company in respect of Specified Litigation Obligations from Net Equity Issuance Proceeds shall be deemed to be Net Equity Issuance Proceeds for all purposes"

  (e) The definition of Specified Equity Issuance is hereby amended to read as follows:

        "Specified Equity Issuance. Each Equity Issuance generating positive Net
         -------------------------
      Equity Issuance Proceeds (in a single transaction or in a series of related transactions), other than any such Equity Issuance consisting of the exercise of stock options granted to employees and directors or the exercise of warrants issued prior to January_31, 1999 generating (in the case of any such Equity Issuance) Net Equity Issuance Proceeds not exceeding $2,500,000 (as determined with respect to a single transaction or a series of related transactions)."

     (S)2.2.   Related Reporting Provisions.__Section 3.3.3(e) of the Credit
               ----------------------------
Agreement is hereby amended by adding the following new text at the end thereof:

     "Concurrently with each Specified Equity Issuance, the Company shall deliver to the Administrative Agent written notice thereof showing the calculation, in reasonable detail, of the Net Equity Issuance Proceeds, the Available Net Equity Issuance Proceeds (and the proposed and actual utilization thereof), and the Required Prepayment Amount of Net Equity Issuance Proceeds, in each case after giving effect to such Specified Equity Issuance, all to be certified by the Company in such notice."

     (S)3.  Conditions to Effectiveness.__This Amendment shall be deemed to be,
            ---------------------------
and shall become, effective as of the Effective Date referred to above, in the manner, and to the extent, provided below, subject to the satisfaction of the following applicable conditions precedent on or prior to such date:

     (a)  The effectiveness of all provisions of this Amendment except for
                                                                ----------
Section 2 hereof (all such provisions, excluding Section 2 hereof, being referred to as the "Majority Lender Approval Provisions") shall be subject to the receipt, on or prior to the Effective Date, by the Administrative Agent of
(i) one or more counterparts of this Amendment duly executed and delivered by the Company, Samsonite Europe, and the Majority Lenders, and (ii) the applicable amendment fees provided for in paragraph (c) below, for the respective accounts of the applicable Lenders signatory hereto entitled thereto, in immediately available funds;

     (b) The effectiveness of Section 2 hereof (the "Special Approval Provisions") shall be subject to the receipt, on or prior to the Effective Date, by the Administrative Agent of (i) one or more counterparts of this Amendment duly executed by the Company, Samsonite Europe, the Majority Lenders, the Majority Domestic Term Loan Lenders, the Majority Foreign Term Loan Lenders, and the Majority Revolving Lenders, and (ii) the applicable amendment fees provided for in paragraph (c) below, for the respective accounts of the applicable Lenders signatory hereto entitled thereto, in immediately available funds;

     (c) The Company shall have paid (and the Company hereby covenants and agrees to pay, subject to and simultaneously with the effectiveness of the applicable provisions of this Amendment) to the Administrative Agent on the Effective Date, for the respective accounts of those Lenders that, as of the Effective Date, have duly executed and delivered counterparts of this Amendment to the Administrative Agent, an amendment fee (the "Amendment Fee") in immediately available funds, which shall be equal to the Applicable Fee

Percentage (as defined below) of the sum of (i) such Lender's Domestic Term Loan Commitment Percentage of the then outstanding principal amount of the Domestic Term Loan and such Lender's Foreign Term Loan Commitment Percentage of the then outstanding principal amount (expressed as a Dollar Equivalent amount) of the Foreign Term Loan, in each case if applicable, and (ii) the aggregate amount of such Lender's Commitments, if applicable. For purposes of determining the Amendment Fee, the Applicable Fee Percentage shall be (x) 25 basis points (0.25%) in the event that, as of the Effective Date, the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrowers and the Majority Lenders, as contemplated by clause (i) of paragraph (a) of this Section 3 (but not by all those additional Lenders required by clause (i) of paragraph (b) of this Section 3), or, alternatively,
(y) 35 basis points (0.35%) in the event that, as of the Effective Date, the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrowers and all those Lenders required by clause
(i) of paragraph (b) of this Section 3.

     (S)4.     Representations and Warranties.__Each of the Company and
               ------------------------------
Samsonite Europe hereby repeats, on and as of the date of the execution and delivery hereof and the Effective Date, each of the representations and warranties made by it in Section 8 of the Credit Agreement after giving effect to this Amendment (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided,
                                                                     --------
that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Company and Samsonite Europe hereby represents and warrants that the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of all of its respective agreements and obligations under this Amendment and the Credit Agreement as amended hereby are within the corporate power and authority of such Borrower, and have been duly authorized by all necessary corporate action on the part of such Borrower, and each further represents and warrants that the execution and delivery by such Borrower, of this Amendment and the performance by it of the transactions contemplated hereby (including, without limitation, any Securities Purchases) will not contravene any term or condition set forth in any agreement or instrument to which it is a party or by which it is bound, including, in the case of the Company, but not limited to, the Subordinated Debt Documents and the 1998 Preferred Stock Documents.

     (S)5.     Ratification, Etc.__Except as expressly provided for herein, the
               ------------  ---
Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to, the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. This Amendment shall constitute one of the Loan Documents, and the obligations of the Borrowers under this Amendment shall constitute Obligations for all purposes of the Loan Documents. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     (S)6.     No Waiver.__Nothing contained herein shall constitute a waiver
               ---------
of, impair or otherwise adversely affect any Obligations, any other obligation of the Company or Samsonite Europe or any rights of the Agents or the Lenders consequent thereon.

     (S)7.     Counterparts.__This Amendment may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)8.     Governing Law.__THIS AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, APPLICABLE TO TRANSACTIONS TO BE PERFORMED WHOLLY WITHIN SUCH STATE (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal by their respective officers thereunto duly authorized.

                            [Signature Pages Follow]

                         Signature Pages for Borrowers
                         --------- ----- --- ---------

     Each of the undersigned Borrowers hereby consents and agrees to all of the provisions of the foregoing Amendment:

                       The Company:SAMSONITE CORPORATION
                       -----------

                               By: /s/ Richard H. Wiley .......................
                               Name: Richard H. Wiley..........................
                               Title: Chief Financial Officer..................


                       Samsonite Europe:SAMSONITE EUROPE N.V.
                       ----------------

                               By: /s/ Luc Van Nevel...........................
                               Name: Luc Van Nevel.............................
                               Title: Managing Director........................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                               BANK OF AMERICA NATIONAL
                               TRUST AND SAVINGS ASSOCIATION


                               By: /s/ Peter D. Griffith......................
                               Name: Peter D. Griffith........................
                               Title: Senior Vice President...................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                               BANKBOSTON, N.A.


                               By: /s/ Gretchen Troiano......................
                               Name: Gretchen Troiano........................
                               Title: Vice President.........................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                               CIBC INC.


                               By: /s/ Gerald Girardi.........................
                               Name: Gerald Girardi...........................
                               Title: Executive Director......................
                                      CIBC Oppenheimer Corp., AS AGENT

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                            GENERALE BANK N.V.


                            By: /s/ E. Matthews            /s/ David Snyder.....
                            Name: E. Matthews                  David Snyder.....
                            Title: Senior Vice President   Senior Vice President

                            By: ........................................
                            Name:.......................................
                            Title:......................................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                  THE BANK OF NEW YORK


                                  By: /s/ Michael B. Scaduto..................
                                  Name: Michael B. Scaduto....................
                                  Title: Vice President.......................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION

                                 By: /s/ Peter DiBiasi.......................
                                 Name: Peter DiBiasi.........................
                                 Title: Senior Risk Manager..................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                 NATIONAL BANK OF CANADA

                                 By:/s/ Raymond L. Yager......................
                                 Name: Raymond L. Yager.......................
                                 Title: Vice President........................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                 NORWEST BANK COLORADO,
                                 NATIONAL ASSOCIATION

                                 By: /s/ Randall Schmidt......................
                                 Name: Randall Schmidt........................
                                 Title: Vice President........................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                  SENIOR DEBT PORTFOLIO

                                  By:
                                  Boston Management and Research,
                                  as Investment Advisor

                                  By: .......................................
                                  Name: .....................................
                                  Title: ....................................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                  OXFORD STRATEGIC INCOME FUND

                                  By:
                                  Eaton Vance Management, as
                                  Investment Advisor

                                  By: .......................................
                                  Name: .....................................
                                  Title: ....................................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                  MERRILL LYNCH SENIOR FLOATING
                                  RATE FUND, INC.

                                  By: /s/ Gilles Marchand, CFA................
                                  Name: Gilles Marchand, CFA..................
                                  Title: Authorized Signatory.................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                   SENIOR HIGH INCOME PORTFOLIO,
                                   INC.

                                   By: /s/ Gilles Marchand, CFA................
                                   Name: Gilles Marchand, CFA..................
                                   Title: Authorized Signatory.................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                   ML CLO XX PILGRIM AMERICA
                                   (CAYMAN) LTD.

                                   By:
                                   Pilgrim Investments, Inc.,
                                   its investment manager

                                   By: /s/ Robert L. Wilson...................
                                   Name: Robert L. Wilson.....................
                                   Title: Vice President......................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                   CYPRESSTREE INVESTMENT FUND, LLC

                                   By:
                                   CypressTree Investment
                                   Management Company, Inc.,
                                   its Managing Member

                                   By: /s/ Peter K. Merrill...................
                                   Name: Peter K. Merrill.....................
                                   Title: Managing Director...................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                   CYPRESSTREE INSTITUTIONAL
                                   FUND, LLC

                                   By:
                                   CypressTree Investment
                                   Management Company, Inc.,
                                   its Managing Member

                                   By: /s/ Peter K. Merrill...................
                                   Name: Peter K. Merrill.....................
                                   Title: Managing Director...................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                   KZH CYPRESSTREE-1 LLC

                                   By: /s/ James Westerhaus...................
                                   Name: James Westerhaus.....................
                                   Title: Authorized Agent....................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                   KZH ING-2 LLC

                                   By: /s/ James Westerhaus..................
                                   Name: James Westerhaus....................
                                   Title: Authorized Agent...................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                  ING HIGH INCOME PRINCIPAL
                                  PRESERVATION FUND HOLDINGS, LDC

                                  By:
                                  ING Capital Advisors, Inc.,
                                  as Investment Advisor

                                  By: /s/ Jane M. Nelson......................
                                  Name: Jane M. Nelson........................
                                  Title: Senior Vice President................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                   CYPRESSTREE INVESTMENT
                                   PARTNERS II, LTD.

                                   By:  CypressTree Investment Management
                                        Company, Inc.,
                                        as Portfolio Manager

                                   By:/s/ Peter K. Merrill....................
                                   Name: Peter K. Merrill.....................
                                   Title: Managing Director...................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                  ML CBO IV (CAYMAN) LTD.

                                  By:
                                  Highland Capital Management, L.P.,
                                  as Collateral Manager

                                  By: /s/ James Bondero, CFA, CPA.............
                                  Name: James Bondero, CFA, CPA...............
                                  Title: President, Highland Capital
                                         Management L.P.